UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2007

TRB SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-07242	22-3522572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1472 Cedarwood Drive, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

(877) 852-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountants

On January 16, 2007, Chang G. Park, CPA, Ph.D, the independent registered public accountants of TRB Systems International, Inc. (the “Company”) resigned on the basis of declining to stand for re-election.  On June 29, 2007, the board of Directors of the Company appointed Stan J. H. Lee, CPA, as its principal independent registered accountant.  Chang G. Park, CPA, Ph.D has issued its auditor’s report on the Company’s financial statements for the year ended June 30, 2006.

Chang G. Park, CPA, Ph.D’s report dated August 18, 2006 on our financial statements for the most recent fiscal year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that it contained a separate paragraph stating:

“The consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company's losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with the audit of our financial statements for the most recent year ended June 30, 2006, there were no disagreements, resolved or not, with Chang G. Park, CPA, Ph.D. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chang G. Park, CPA, Ph.D, would have caused Chang G. Park, CPA, Ph.D, to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such year.  There were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

Prior to the date of engagement of Stan J. H. Lee, CPA, Stan J.H. Lee, CPA audited the Company’s financial statements for the year ended June 30, 2006 as an audit manager under Chang G. Park, CPA.  Prior to the date of engagement of Stan J. H. Lee, CPA, the Company has not, nor has any person on its behalf, consulted with Stan J. H. Lee, CPA, regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Stan J. H. Lee, CPA provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

We provided Chang G. Park, CPA, PH.D with a copy of this Current Report on Form 8-K prior to our filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  Such letter from Chang G. Park, CPA, Ph.D is herewith filed as Exhibit 16.1 to this Form 8-K amendment.

A copy of the resignation letter from Chang G. Park, CPA, PH.D is also filed, as Exhibit 16.2, to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                                         Description

-------------    ---------------------------------------------------------------------------------------------

     16.1          Letter from Chang G. Park, CPA, Ph.D regarding changes in Registrant’s certifying auditor

     16.2          Resignation Letter from Chang G. Park, CPA, Ph.D dated January 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRB SYSTEMS INTERNATIONAL, INC.

By: /s/  Byung Yim

Name:  Byung Yim

Title:    President, Chief Executive Officer, and

             Chief Financial Officer

Date:  October 9, 2007